Exhibit 10.4

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Execution Copy

060716

WAIVER AND THIRD AMENDMENT TO MASTER EQUIPMENT LEASE

This Waiver and Third Amendment to Master Equipment Lease dated as of June 7, 2016 (this “Amendment”) is made by and between Manufacturers and Traders Trust Company, also known as M&T Bank (“Lessor”) and Plug Power Inc. (“Lessee”).

Background

Lessee and Lessor previously entered into that certain Master Equipment Lease dated as of June 30, 2014 (the “Original Lease”) as amended by that certain First Amendment to Master Equipment Lease dated as of December 19, 2014 (the “First Amendment”) and that certain Second Amendment to Master Equipment Lease dated as of December 30, 2015 (“Second Amendment”) (the Original Lease as amended by the First Amendment and the Second Amendment, the “Lease Agreement”). Certain conditions described in Section 18.3(c) of the Lease Agreement and the Riders (as defined below) have not been met by Lessee.  Lessor has agreed to waive the Existing Defaults (as defined below), so long as Lessee executes and delivers this Third Amendment. The Lease Agreement is hereby amended, and Lessor hereby waives the Existing Defaults, as expressly provided herein, subject to the terms and conditions set forth herein, as follows.

Agreement

For good and valuable consideration, including Lessor’s agreement to waive the Existing Defaults, the receipt and sufficiency of which is hereby acknowledged, Lessee and Lessor hereby agree as follows:

1.             Definitions.  Each capitalized term used, but not defined, in this Amendment shall have the meaning given it in the Lease Agreement.

2.             Amendment of Lease Agreement.  The Lease Agreement is hereby amended as follows:

(a)           Section 18.3 (Financial Covenant) is hereby deleted in its entirety and replaced with the following:

“18.3      Financial Covenant.

(a)           Existing Leases.  Reference is hereby made to the following equipment schedules to the Lease Agreement (collectively, the “Existing Schedules”): (1) Equipment Schedule Nos. 001 dated as of June 30, 2014, 006 dated as of December 18, 2014, and 010 dated as of March 31, 2015 (collectively, the “[***] Schedules”); (2) Equipment Schedule Nos. 002 dated as of September 29, 2014, 007 dated as of December 18, 2014, and 011 dated as of March 31, 2015 (collectively, the “[***] Schedules”); (3) Equipment Schedule Nos. 003 dated as of September 29, 2014, and 008 dated as of December 18, 2014 (the “[***] Schedule”); (4) Equipment Schedule No. 009 dated as of March 31, 2015 (the “[***] Schedule”); (5) Equipment Schedule No. 012 dated as of June 26, 2015 (the “[***] Schedule”); (6) Equipment Schedule No. 013 dated as of June 30, 2015 (the “[***] Schedule”); (7) Equipment Schedule Nos. 904 dated as of December 19, 2014, and 905 dated as of December 19, 2014 and 014 dated as of December 31, 2015 (collectively, the “[***] Schedules”).

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(b)           New Cash Collateral Account.  As of the date of the Waiver and Third Amendment to Master Equipment Lease, between Lessee and Lessor dated as of June 7, 2016 (the “Third Amendment”), Lessee: (1) pursuant to the transfer authorization form described in clause (3) below, shall deposit (A) into account number [***] (the “New Cash Collateral Account”) at Lessor an amount equal to the Additional Cash Collateral Level (as hereinafter defined)(the “Additional Cash Collateral”), and (B) into the New Account, and amount equal to [***]; (2) shall execute and deliver to Lessor a Pledge and Assignment of Deposit Account, in form and substance satisfactory to Lessor, pursuant to which Lessee shall pledge to Lessor the Additional Cash Collateral and any additional monies in the New Cash Collateral Account as additional security for the performance of Lessee under the Existing Schedules; and (3) shall deliver to Wilmington Trust, National Association a transfer authorization form, in the form of Exhibit B attached hereto, authorizing the transfer of the Additional Cash Collateral from the WT Account to the New Cash collateral Account in connection with the transfers contemplated under clause (1) above.  Within forty-five (45) days after the date of the Third Amendment, Lessee shall deliver to Lessor a letter, in the form of Exhibit A attached hereto, from each of Generate Lending, LLC and such other secured party to whom Lessee has granted a blanket Lien or a specific Lien on the New Cash Collateral Account or the New Account.   Notwithstanding any transfers out of the New Cash Collateral Account, as contemplated under this Section 18.3, the New Cash Collateral Account (and the related pledge of the New Cash Collateral Account, shall remain in force and effect for the purposes of Section 18.3(d).

(c)           Transfer of Additional Cash Collateral; Minimum Combined Account Balance.  If all of the conditions set forth in clauses (1) and (2) below have been satisfied, then, upon receipt of a written request from Lessee, Lessor shall promptly transfer the New Cash Collateral Account Excess Balance (as hereinafter defined) into account number [***] (the “New Account”):

(1)                                 Lessor shall have received a letter, in the form of Exhibit A attached hereto, from each of Generate Lending, LLC and such other secured party to whom Lessee has granted a blanket Lien or a specific Lien on the New Cash Collateral Account or the New Account; and

(2)                                 (A) The then current unencumbered balance of the WT Account is at least $50,000,000 in Liquid Assets (as hereinafter defined); and (B) Lessee shall have agreed in writing, in the form of Exhibit C attached hereto, to maintain an unencumbered balance of at least $50,000,000 in Liquid Assets in the New Account and the WT Account, on a combined basis, for at least thirty (30) consecutive days from the date of the letter described in this Section 18.3(c)(2)(B).

(d)           If the conditions set forth in Section 18.3(c) have been satisfied and Lessor has transferred the New Cash Collateral Account Excess Balance into the New Account, then Lessee must maintain (x) at all times, in the New Account a minimum account balance equal to the Additional Cash Collateral Level, and (y) for a period of thirty (30) days following Lessor’s receipt of the letter described in Section 18.3(c)(2)(B) (the “50MM Level Period”), in the New Account and the WT Account, on a combined

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unencumbered Liquid Assets (as hereinafter defined) with a cash value of not less than $50,000,000.00 (the “Initial Minimum Combined Account Balance”).

(e)           If (1) Lessee has maintained the Initial Minimum Combined Account Balance throughout the 50MM Level Period, and (2) at the expiration of the 50MM Level Period, Lessee has delivered to Lessor a Section 18.3(e) Compliance Certificate, in the form of Schedule C-1 attached hereto, confirming the satisfaction of the requirement under clause (1) above, then Lessee must maintain (x) in the New Account at all times a minimum account balance equal to the Additional Cash Collateral Level, and (y) in the New Account and the WT Account, on a combined basis, unencumbered Liquid Assets (as hereinafter defined) with a cash value of not less than $40,000,000.00, measured monthly at the end of each calendar month (the “Ongoing Minimum Combined Account Balance”).

(f)            Failure to Maintain Initial Minimum Combined Account Balance or the Ongoing Minimum Combined Account Balance; Existence of Liens.  If (1) Lessee fails to maintain either (i) the Initial Minimum Combined Account Balance at all times during the 50MM Level Period or (ii) the Ongoing Minimum Combined Account Balance after the expiration of the 50MM Level Period, measured monthly at the end of each calendar month, or (2) Lessee fails to comply with Sections 18.3(g) or (h), then Lessor, in either case, immediately and without any additional action on the part of Lessee, may transfer from the New Account or the WT Account to the New Cash Collateral Account an amount equal to the difference between (x) the Additional Cash Collateral Level, and (y) the Minimum New Cash Collateral Account Balance.  For the avoidance of doubt, should Lessor determine that Lessee has failed to comply with the provisions of this Section 18.3(f) and transfers the foregoing amount to the New Cash Collateral Account, then, during such period as the Additional Cash Collateral Level remains in the New Cash Collateral Account, Lessee shall not be subject to any minimum account balance requirements for the New Account or the WT Account (on a separate or combined basis).

(g)           New Account.  Without limiting Lessee’s covenant under Section 18.3(h), prior to entering into any future financing in which the related secured party shall have a blanket Lien or a specific Lien on the New Account, Lessee must deliver to Lessor a letter, in the form of Exhibit A attached hereto, from the related secured party.

(h)           No Liens on New Cash Collateral Account and New Account. Lessee shall not grant, permit or suffer to exist any Lien on the New Cash Collateral Account or the New Account, except liens in favor of Lessor.  Lessee represents and warrants to Lessor that, as of the date of the Third Amendment, Lessee has not granted, permitted or suffered to exist the imposition of any Lien on the New Cash Collateral Account or the New Account in favor of anyone.  Lessee intends that, so long as this Section 18.3(h) is in effect, Lessor, in its capacity as the depository institution with respect to the New Cash Collateral Account or the New Account, shall be entitled to rely on this Section 18.3(h) in denying requests by Lessee and any creditors of Lessee to execute account control agreements relating to the New Cash Collateral Account or the New Account.

(i)            Compliance Certificate.  Lessee shall provide Lessor a Section 18.3(i) compliance certificate, in the form of Schedule C-2 attached hereto, within five business days after the last day of each calendar month, commencing with the first month following the expiration of the 50MM Level Period.

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(j)            Definitions. As used in this Section 18.3, the following terms shall have the following meanings:

“Additional Cash Collateral Level” means an amount equal to the lesser of (1) $12,000,000, and (2) an amount equal to the difference between (i) aggregate Stipulated Loss Value on the Existing Schedules, as determined by Lessor, and (ii) all cash collateral previously pledged to Lessor with respect to the applicable Equipment Schedules.

“New Cash Collateral Account Excess Balance” means, as of any date of determination, the difference between (a) the then current balance of the New Cash Collateral Account, and (b) the Minimum New Cash Collateral Account Balance.

“Lien” means security interest, pledge, lien, charge, mortgage Or other encumbrance.

“Liquid Assets” means cash and cash equivalents on hand, plus the value of marketable securities.

“Minimum New Cash Collateral Account Balance” means [***].

“No Interest Letter” means a letter, in the form of Exhibit A attached hereto.

“WT Account” means Wilmington Trust Account number [***].

3.             Amendment of Riders. Section 1 (Financial Covenants) of the Additional Terms Rider (each, a “Rider”, and collectively, the “Riders”) to each of the following Equipment Schedules is hereby deleted in its entirety (each, a “Rider Covenant”, and collectively, the “Rider Covenants”): (a) Equipment Schedule No. 001 dated as of June 30, 2014; (b) Equipment Schedule No. 002 dated as of September 29, 2014; (c) Equipment Schedule No. 003 dated as of September 29, 2014; (d) Equipment Schedule No. 904 dated as of December 19, 2014; and (e) Equipment Schedule No. 905 dated as of December 19, 2014.

4.             Waiver. Lessor hereby waives any Default or Event of Default arising as a result of the Borrower’s breach of any of the following (the “Existing Defaults”): (a) the financial covenants set forth in Section 18.3 (Financial Covenant) of the Lease Agreement (as such Section has been amended from time to time), and (b) the Rider Covenants.  Such waiver is retroactive to the first date of each such Default and Event of Default.

5.             General. This Amendment shall be governed by and construed, interpreted and enforced in accordance with the laws of New York, without regard to principles of conflict of laws. This Amendment may be executed in any number of counterparts, each of which constitute an original of this Amendment and all of which constitute collectively a single agreement. This Amendment may be executed and delivered by facsimile signature or other electronic means, including Adobe’s Portable Document Format. Any such signature shall be of the same force and effect as an original signature. As specifically amended by this Amendment, the Lease Agreement remains in full force and effect. Lessee ratifies and reaffirms the Lease Agreement, as amended by this Amendment. Effective on the date of this Amendment, references in the Lease Agreement to “This Lease Agreement” or equivalent phrasing refer to the Lease Agreement as amended by this Amendment.

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6.             Reservation of Rights. Except for the waivers or amendments specifically contemplated by the provisions of this Amendment all the terms of the Lease Agreement are unaffected and remain in full force and effect.

(The remainder of this page is intentionally blank.  Signature page follows.)

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IN WITNESS WHEREOF, the parties have executed this Waiver and Third Amendment to Master Equipment Lease as of the date first above written.

Lessee:		Lessor:

PLUG POWER INC.		MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Paul B. Middleton	By:	/s/ Carlton S. Anderson
Name: Paul B. Middleton		Name: Carlton S. Anderson
Title: Chief Financial Officer		Title: Vice President

Schedule A — (Intentionally Omitted)

Schedule B — (Intentionally Omitted)

Schedule C-1 — Form of Section 18.3(e) Compliance Certificate

Schedule C-2 — Form of Section 18.3(i) Compliance Certificate

Exhibit A - Form of No Interest Letter

Exhibit B — Form of Transfer Authorization Form

Exhibit C — Form of Agreement Regarding 30 Day Balance

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SCHEDULE C-1

Statement Date:

To: Manufacturers and Traders Trust Company, as Lessor

Ladies and Gentlemen:

Reference is made to that certain Master Equipment Lease, dated as of June 30, 2014, as amended by that certain First Amendment to Master Equipment Lease dated as of December 19, 2014, as amended by that certain Second Amendment to Master Equipment Lease dated as of December 30, 2015, and as amended by that Waiver and Third Amendment to Master Equipment Lease dated as of June 7, 2016 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), between Plug Power Inc. (“Lessee”) and Manufacturers and Traders Trust Company (“Lessor”).

The undersigned hereby certifies as of the date hereof that he/she is the {chief executive officer / chief financial officer / treasurer / controller} of Lessee and that, as such, he/she is authorized to execute and deliver this Certificate to Lessor on behalf of the Lessee, and that:

1.  Status of Compliance with Section 18.3 (Financial Covenants):

18.3(d) - As of [LAST DAY OF PRECEDING MONTH]: (A) Lessee has maintained in the New Account (as defined in the Agreement) at all times a minimum account balance equal to the Additional Cash Collateral Level (as defined in the Agreement); (B) Lessee has maintained in the New Account and the WT Account (as defined in the Agreement), on a combined basis, unencumbered Liquid Assets (as defined in the Agreement) with a cash value of not less than $50,000,000.00; and (C) Lessee has not granted, permitted or suffered to exist the imposition of any Lien (as defined in the Agreement) on the New Account, except liens in favor of Lessor (if any).

18.3(e) — As of [LAST DAY OF PRECEDING MONTH], Lessee has maintained the Initial Minimum Combined Account Balance (as defined in the Agreement) throughout the 50MM Level Period (as defined in the Agreement).

2.  The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Lessee during the accounting period covered by this Certificate.

3.  The financial covenant analyses and information set forth in this letter are true and correct on and as of the Statement Date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                          .

PLUG POWER INC.

By:
Name: Paul B. Middleton
Title: Chief Financial Officer

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SCHEDULE C-2

Statement Date:

To: Manufacturers and Traders Trust Company, as Lessor

Ladies and Gentlemen:

Reference is made to that certain Master Equipment Lease, dated as of June 30, 2014, as amended by that certain First Amendment to Master Equipment Lease dated as of December 19, 2014, as amended by that certain Second Amendment to Master Equipment Lease dated as of December 30, 2015, and as amended by that Waiver and Third Amendment to Master Equipment Lease dated as of June 7, 2016 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), between Plug Power Inc. (“Lessee”) and Manufacturers and Traders Trust Company (“Lessor”).

The undersigned hereby certifies as of the date hereof that he/she is the {chief executive officer / chief financial officer / treasurer / controller} of Lessee and that, as such, he/she is authorized to execute and deliver this Certificate to Lessor on behalf of the Lessee, and that:

1.  Status of Compliance with Section 18.3 (Financial Covenants):

18.3(d) - As of [LAST DAY OF PRECEDING MONTH]: (A) Lessee has maintained in the New Account (as defined in the Agreement) at all times a minimum account balance equal to the Additional Cash Collateral Level (as defined in the Agreement); (B) Lessee has maintained in the New Account and the WT Account (as defined in the Agreement), on a combined basis, unencumbered Liquid Assets (as defined in the Agreement) with a cash value of not less than $40,000,000.00; and (C) Lessee has not granted, permitted or suffered to exist the imposition of any Lien (as defined in the Agreement) on the New Account, except liens in favor of Lessor (if any).

18.3(e) — As of [EXPIRATION OF THE 50MM LEVEL PERIOD], Lessee has maintained the Ongoing Minimum Combined Account Balance (as defined in the Agreement).

2.  The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Lessee during the accounting period covered by this Certificate.

3.  The financial covenant analyses and information set forth in this letter are true and correct on and as of the Statement Date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                          .

PLUG POWER INC.

By:
Name: Paul B. Middleton
Title: Chief Financial Officer

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Exhibit A

FORM OF NO INTEREST LETTER

Manufacturers and Traders Trust Company

One M&T Plaza

Buffalo, New York 14203

RE:         Plug Power, Inc.

To Whom It May Concern,

Plug Power, Inc. (“Debtor”) has entered into financing arrangements with Manufacturers and Traders Trust Company (“Lender”), and has requested Lender to amend the documents evidencing such financing arrangements and to take certain other action with respect thereto.  Lender is unwilling to accommodate such request unless it receives assurances from the undersigned that the undersigned has no right, title and/or interest (including, a security interest) in and to M&T Bank account numbers [***] and [***] (collectively, the “Restricted Account”).

In order to induce Lender to accommodate Debtor’s request, in consideration therefor, and in recognition of the fact that Lender will rely on this letter agreement in entering into documents evidencing such request, the undersigned hereby agrees as follows:

Notwithstanding any security agreement heretofore or hereafter entered into between the undersigned and the Debtor or any financing statement heretofore or hereafter filed by the undersigned against Debtor, the undersigned has no right, title and/or interest (including, a security interest) in and to, and hereby releases and terminates any and all right, title and/or interest (including, a security interest) in and to: (a) the Restricted Account; and (b) any and all cash or non-cash proceeds of the Restricted Account.

This letter agreement inures to the benefit of Lender and its successors and assigns.

Very truly yours,

[INSERT - NAME OF SECURED PARTY]

By:
Name:
Title:

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Exhibit B

FORM OF TRANSFER AUTHORIZATION FORM

[LETTERHEAD OF PLUG POWER, INC.]

, 20

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: Mary Alice Avery

RE:                           Wilmington Trust Account No. [***]

To Whom It May Concern,

This letter serves as our direction to Wilmington Trust, National Association to transfer an amount equal to: (a) $12,000,000 from the referenced account to the following account at M&T Bank: [***]; and (a) [***] from the referenced account to the following account at M&T Bank: [***].

Very truly yours,

PLUG POWER INC.

By:
Name: Paul B. Middleton
Title: Chief Financial Officer

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Exhibit C

FORM OF AGREEMENT REGARDING 30 DAY BALANCE

, 20

Manufacturers and Traders Trust Company

One M&T Plaza

Buffalo, New York 14203

RE:                           Master Equipment Lease dated as of June 30, 2014, as amended by (a) that certain First Amendment to Master Equipment Lease dated as of December 19, 2014, (b) that certain Second Amendment to Master Equipment Lease dated as of December 30, 2015, and (c) that certain Waiver and Third Amendment to Master Equipment Lease dated as of June 7, 2016 (as further amended from time to time, the “Lease”)

To Whom It May Concern,

This letter is being sent pursuant to Section 18.3(c)(2)(B) of the Lease.  Plug Power, Inc. hereby agrees to maintain in the WT Account (as defined in the Lease) and the New Account (as defined in the Lease), on a combined basis, an unencumbered balance of at least $50,000,000 in Liquid Assets for a period of at least thirty (30) consecutive days from the date of the letter described in such Section 18.3(c)(2)(B).

This letter agreement inures to the benefit of Lender and its successors and assigns.

Very truly yours,

PLUG POWER INC.

By:
Name: Paul B. Middleton
Title: Chief Financial Officer